U.S. GOLD CORP

U.S. focused gold exploration and development company advancing high potential projects in Wyoming and Nevada

Nasdaq: USAU

April 2020

Forward Looking Statements

TERMS OF USE AND DISCLAIMER - This presentation is being provided for the sole purpose of providing the recipients with background information about

U.S. Gold Corp. ("U.S. Gold"). U.S. Gold Corp. has made reasonable efforts to ensure that the information contained in this presentation is accurate as of the date hereof, however, there may be inadvertent or unintentional errors. No representation, warranty or guarantee, express or implied, is made as to the fairness, accuracy, completeness or correctness of information contained in this presentation, including the accuracy, likelihood of achievement or reasonableness of any forecasts, prospects, results or statements in relation to future matters contained in this presentation. The views and information provided herein are based on a number of estimates and assumptions that are subject to significant exploration, business, economic, regulatory and competitive uncertainties. See "Forward Looking Statements" below. U.S. Gold Corp. is not liable to any recipient or third party for the use of or reliance on the information contained in this presentation. This presentation provides information in summary form only, is not intended to be complete and does not constitute an offer to sell or the solicitation of an offer to buy any security. It is not intended to be relied upon as advice to investors or potential investors and does not constitute a personal recommendation or take into account the investment objectives, financial situation or needs of any particular investor. U.S. Gold Corp is not acting as agent or advisor and encourages the use of independent consultants, as necessary, prior to entering into transactions.

FORWARD LOOKING STATEMENTS – Except for the statements of historical fact contained herein, the information presented constitutes "forward-looking statements" within the meaning of Canadian and United States securities and other laws. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "aims", "anticipates", "will", "projects", or "believes" or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions "may", "could", "would", "might" or "will" be taken, occur or be achieved. By their very nature, forward-looking statements are subject to numerous risks and uncertainties, some of which are beyond our control. Forward looking statements are based on the opinions and estimates of management at the date the statements are made, as well as a number of assumptions made by, and information currently available to, U.S. Gold Corp. concerning, among other things, anticipated geological formations, potential mineralization, future plans for exploration and/or development, potential future production, drilling exposure, and exploration budgets and timing of expenditures, all of which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievement of U.S. Gold Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to vary materially from results anticipated by such forward looking statements include, among others, risks related to the Company's limited operating history, current and future exploration activities, the Company's need for significant additional capital, changes in government legislation, changes in ownership interest in a project, conclusions of economic evaluations, changes in project parameters as plans continue to be refined, future prices and volatility of gold, silver and other metals, environmental risks and hazards, infrastructure and/or operating costs, labor and employment matters, availability of financing, permitting availability, government regulation, changes in equity markets, the uncertainties involved in interpreting geological data, the validity of the Company's title to its properties, increases in costs and exchange rate fluctuations, the Company's dependence on key personnel, as well as those factors discussed in the sections "Cautionary Statement Regarding Forward Looking Statements", "Risk Factors" and elsewhere.

Although U.S. Gold Corp. has attempted to identify important factors that could cause actual results to differ materially, they're other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. U.S. Gold Corp. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law. Accordingly, readers should not place undue reliance on forward-looking statements of U.S. Gold Corp. should be considered highly speculative. The following is a description of U.S. Gold Corp.'s sampling methodology, chain of custody, quality control and quality assurance procedures applicable to the Company's drill results contained in this Presentation, save and except for historical results.

Cautionary Note to U.S. Investors Concerning Mineral Resources

We may use certain terms on this website, such as "measured," "indicated," or "inferred" mineral resources, which are defined in Canadian Institute of Metallurgy guidelines, the guidelines widely followed to comply with Canadian National Instrument 43-101-- Standards of Disclosure for Mineral Projects ("NI 43-101"). We advise U.S. investors that these terms are not recognized by the United States Securities and Exchange Commission (the "SEC"). The estimation of measured and indicated resources involves greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves under the SEC's disclosure rules. Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. U.S. investors are cautioned not to assume that measured or indicated mineral resources will be converted into reserves. Inferred mineral resources have a high degree of uncertainty as to their existence and their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource exists, or is economically or legally viable. Under Canadian rules, estimates of "inferred mineral resources" may not form the basis of feasibility studies, pre-feasibility studies or other economic studies, except in prescribed cases, such as in a preliminary economic assessment under certain circumstances. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC standards as in place tonnage and grade without reference to unit measures.

U.S. Gold Corp. Overview

Combining robust economics with district-scale exploration, in mining friendly U.S. jurisdictions

Near Term Production Potential

Copper King Project – WY*

- **Advanced Exploration and Development** property
- **Mining friendly location** in the Silver Crown Mining District of southeast Wyoming
- NI 43-101 Technical Report and Preliminary Economic Assessment (**PEA**) prepared by Mine Development Associates shows the following resource:
  - 926,000 Measured and Indicated oz Au and 223mm lbs Cu
  - 174,000 Inferred oz Au, 62.5mm lbs Cu
  - **$178.5 million Net Present Value (NPV)** at $1,275/oz Au and $2.80/lb Cu
- Copper King **remains open in multiple directions**

District-Scale Exploration

Nevada

- **Keystone** located on the prolific Cortez Gold Trend, one of the world's most highly-prospective mineral trends
  - 10 miles south of Barrick's Cortez Hills Mine Complex
- **Maggie Creek** located on the prolific Carlin Trend, one of the world's most highly prospective mineral trends
  - Approximately 10 miles NE of Newmont Mining's Gold Quarry Mine
- Exploration team with extensive Nevada experience
- 3 years of district exploration and permitting efforts have advanced Keystone to **specific drill targets**
- Target drilling should commence in 2nd half of 2020 with expectations for **discovery success**

The estimates contained in the paragraph above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries. See company press release date January 11, 2018

U.S. Gold Corp. Overview

Extremely tight share structure and listed on NASDAQ

Share Structure (April 1, 2020)	
Shares outstanding	**2,892,992**
- Series G Preferred	20,357
- Common	2,872,635
Warrants*	**746,685**
Options*	**100,000**
Fully diluted	**3,691,840**
Cash (as of January 31st, 2020)	**~$1.20M**

* USAU warrants /options are as follows:
100,000 employee 5-year options, $14.70 average strike, expire Sep 2023
45,236 broker warrants, $26.40 strike, expire on 31 Oct 2021
125,000 warrants, $33.00 strike, (3-year expiration – Jan 2021)
219,289 warrants, $11.40 strike, (5-year expiration – Jun 2024)
357,142 warrants, $7.00 strike, (5-year expiration – Mar 2025)

Recent significant financings & corporate activity	
March 30, 2020	U.S. Gold Corp. closed **$2.0 million** registered direct offering
March 19, 2020	U.S. Gold Corp. completed a **10:1 share consolidation**
June, 2019	U.S. Gold Corp. closed **$2.5 million** non-brokered registered direct offering
January, 2018	U.S. Gold Corp. closed **$5.0 million** non-brokered registered direct offering
October, 2017	U.S. Gold Corp. completed a **$2.5 million** equity offering in October, 2017. All common stock priced at $18.00 per share

Stock Information	
Listing	NASDAQ
Symbol	USAU
52-week stock range	$2.60 - $15.30
Average daily volume	~13,071



16
14
12
10
8
6
4
2
0
03/20/19
07/20/19
11/20/19
03/20/20

Analyst Coverage	Company	12 Month Target Price
Heiko Ihle	H.C. Wainwright & Co.	$29.00

Copper King Project Overview

Potential near-term production, low CAPEX and robust economics, WY

Copper King Project Overview

Delivering substantial value and targeting near-term production

- Copper King is a **development stage, gold-copper-silver-zinc project** located in the Silver Crown Mining District, **Wyoming**
- The project offers **potential near-term production** as well as **exploration upside**
- U.S. Gold Corp. updated the project's PEA in December 2017 (see p. 10), which shows **robust economics**, low CAPEX ($113.7 million) and compelling value to the company:
  - Pre-tax **NPV of $178.5 million** versus the company's **market capitalization of ~ $13 million**[4]
- The company will be concurrently targeting **permitting advancement** and **resource expansion** in 2020
- The Copper King project is located **entirely on state land**, making for a more streamlined permitting process to put the project into future production. Wyoming is a **mining friendly state** and **very supportive** of the project

4 Based on NASDAQ: USAU closing price of $4.68 as of Apr 1, 2020



Copper King Project Claims & Location


WYOMING


COPPER KING
20 miles
CHEYENNE
E 4 Mile Rd
Lincoln Hwy
219
210
222
180
212
225

- Located in Southeast Wyoming, 20 miles west of Cheyenne
- Wyoming is ranked the 7th most mining friendly jurisdiction in the world (Fraser Institute)
- Claims consists of 2 state leases with a total area of 1,120 acres
- Project remains prospective for further resource expansion and new discoveries


Mineralized Area 43-101
STM Claim Boundary
Township/Range
Sections
Approximate Fault Location
COPPER KING
DEPOSIT
14N 70W
14N 69W
13N 69W
N

Copper King Resource Estimate*

Class	Au Cutoff		Cu Cutoff							
	oz Au/ton	g Au/t	% Cu	tons	tonnes	oz Au/ton	g Au/t	oz Au	% Cu	lbs Cu
Measured	0.009	0.32	0.103	15,130,000	13,730,000	0.018	0.62	272,000	0.198	60,120,000
Indicated	0.009	0.30	0.111	44,620,000	40,480,000	0.014	0.48	654,000	0.182	162,880,000
Class	Au Cutoff		Cu Cutoff							
	oz Au/ton	g Au/t	% Cu	tons	tonnes	oz Au/ton	g Au/t	oz Au	% Cu	lbs Cu
Inferred	0.008	0.26	0.136	15,620,000	14,170,000	0.011	0.38	174,000	0.200	62,530,000



mineralized area
0 50 100 500
scale is in feet
MINE DEVELOPMENT ASSOCIATES
US Gold Corp.
Copper King Property
Drill Hole Map

- Resource comprises of 120 drill-holes, totaling 18,105m, within the Copper King deposit
- High-grade mineralization exposed at the surface surrounded by a large, lower-grade zone with potential for expanding

*Values for tons, tonnes, oz Au/ton, g Au/t, oz Au, %Cu, lbs Cu are from the 0.015 Au Eq/ton cutoff in the Mine Development Associates, Technical Report on the Copper King Project, Laramie County, Wyoming: Resource estimates reflect an in situ resource. For further analysis of metal recoveries, see SGS Lakefield Research Ltd., 2009 (December 15), An Investigation into the Recovery of Copper and Gold from Samples of the Copper King Deposit: Report prepared for Saratoga Gold Company by SGS Lakefield Ltd., 234 p. (Results of three locked cycle tests suggest that a concentrate with 26% Cu can be produced, resulting in an approximate Cu recovery of 77%; Au grade in the concentrate resulted in an 89.7 g/t Au with a recovery of 68%). The estimates contained in the table above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries.

Copper King PEA 2017*

On December 5, 2017, Mine Development Associates (MDA) prepared an updated technical report and Preliminary Economic Assessment for U.S. Gold Corp. showing the below metrics:

Summary of Copper King Pre-Tax Economic Results	
	Base Case
Gold price (US$/ounce)	$1,275
Copper Price (US$/lb)	$2.80
Net Cash Flow	$296.8 million
Net Present Value (5.0% Discount rate)	$178.5 million
Internal Rate of Return	33.10%
CAPEX	$113.66 million
Payback	2.5 years
17 year projected mine life	~40,700 Au oz / year; 10,700,000 Cu lbs/yr

Projected Production and Processing Summary		
Mine Type	Open Pit	
Total Production	60.7 million tons	
Processing Rate	9,800 tons per day	
	Gold	Copper
Average Mill Feed Grade	0.015 oz/ton	0.19%
Average Metal Recoveries	68%	77%
Average Annual Production	Gold (oz)	Copper (lbs)
Years 1-10	46,470	10.97 million
LOM: 17 years	40,718	10.70 million
Total Production	Gold (oz)	Copper (lbs)
Years 1-10	464,700	109.76 million
LOM (17 years)	692,200	181.95 million
Estimated Number of Jobs Created	> 100 jobs	

Values for tons, tonnes, oz Au/ton, g Au/t, oz Au, %Cu, lbs Cu are from the 0.015 Au Eq/ton cutoff in the Mine Development Associates, Technical Report on the Copper King Project, Laramie County, Wyoming: Resource estimates reflect an in situ resource. For further analysis of metal recoveries, see SGS Lakefield Research Ltd., 2009 (December 15), An Investigation into the Recovery of Copper and Gold from Samples of the Copper King Deposit: Report prepared for Saratoga Gold Company by SGS Lakefield Ltd., 234 p. (Results of three locked cycle tests suggest that a concentrate with 26% Cu can be produced, resulting in an approximate Cu recovery of 77%; Au grade in the concentrate resulted in an 89.7 g/t Au with a recovery of 68%). The estimates contained in the table above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries.

Copper King Internal Update March, 2020*

On March 24 2020, U.S. Gold Corp. announced an internal update of the Copper King potential economics at $1600 Gold and $2.80 Copper showing the below metrics:

Internal Summary of Copper King Pre-Tax Economic Results	
	Base Case
Gold price (US$/ounce)	$1,600
Copper Price (US$/lb)	$2.80
Pre-Tax Cash Flow	$510.54
Net Present Value (5.0% Discount rate)	$321.60 million
Internal Rate of Return	52%
CAPEX	$155.62 million
Payback	2.5 years
11 year projected mine life	~80,000 Au oz / year; 10,700,000 Cu lbs/yr

Values for tons, tonnes, oz Au/ton, g Au/t, oz Au, %Cu, lbs Cu are from the 0.015 Au Eq/ton cutoff in the Mine Development Associates, Technical Report on the Copper King Project, Laramie County, Wyoming: Resource estimates reflect an in situ resource. For further analysis of metal recoveries, see SGS Lakefield Research Ltd., 2009 (December 15), An Investigation into the Recovery of Copper and Gold from Samples of the Copper King Deposit: Report prepared for Saratoga Gold Company by SGS Lakefield Ltd., 234 p. (Results of three locked cycle tests suggest that a concentrate with 26% Cu can be produced, resulting in an approximate Cu recovery of 77%; Au grade in the concentrate resulted in an 89.7 g/t Au with a recovery of 68%). The estimates contained in the table above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries.

Copper King 2017 Exploration Program

Drilling has encountered a newly discovered mineralized zone

- **Four drill holes** were completed to test geophysical responses on the Copper King property in 2017
- The program targeted extensions, east and west, of the known main zone as well as new target areas (The Fish anomaly)
- **Drill hole CK17-01rc** encountered a composite of almost 700 feet of base and precious metal mineralization beginning almost at the surface
- CK17-01rc represents **a 200-meter western step-out** which encounters gold, copper, zinc and silver
- The bulk of this new zone's chargeability anomaly **has not been drill-tested** to the west –potential further upside to the known deposit


CK PDH 17-01
CK PDH 17-02
CK PDH 17-03
CK PDH 17-04
center of chargeability high
Copper King deposit
(outline of known mineralization)
The Fish Anomaly
0
250
500
metres
6987
7150
7100
7000
7064
36
South

Drill Hole	From (ft)	To (ft)	Thickness (ft)	Thickness (m)	Copper > 0.1%	Zinc %	Gold (g/t)	Silver (g/t)
CK17-01rc -70 deg N (1,030 ft td)	20	85	65	19.8	0.096	0.065	0.208	2.82
	180	200	20	6.1	0.103	0.217	0.135	3.03
	335	860	525	160	0.145	0.113	0.284	3.47
	940	1,025	85	25.9	0.115	0.089	0.232	2.52

U.S. GOLD CORP

Copper King 2018 Exploration Program

Targeting expansion of the resource

- Copper King drilling program for 2018 consisted of 8 drill holes, targeting expansion of the deposit
- Primary focus was **last year's newly discovered zone** of mineralization, the **West Zone**, a 200m step out from the Main Zone at Copper King
- Multiple, thick zones of copper, gold, zinc, and silver mineralization were encountered in **five** of the eight drill holes
- Drilling indicates that the Copper King mineralization **extends to the west at least 200 meters**
- The **thick mineralization zones** occur within a quartz, biotite schist, within a zone of about 200 meters long east-west dimension, at least 120 meters wide north-south
- This **new mineralization** also appears to remain **open to the south**, and potentially to the north



Mineralization added in 2017-18
G CK18-02 (-55 deg)
18-05 (-55deg)
18-06 (-55deg)
B
A
F CK18-01 (-65 deg)
C 18-07 (-55deg)
E not drilled
CK17-01(-70 deg)
CK18-08(-60deg)
D CK18-04 (N15E -55deg)
CK18-03 (-55 deg)
Copper King Mine
Main Zone
N
0 400 800
feet
Historic drill holes
2018 drill sites (A through G) sites drilled July and August, 2018
U.S. GOLD CORP
Copper King Project, Laramie Co, Wyoming
West Copper King
Sites to be drilled in 2018
updated Oct, 10, 2018
Data: U.S. Gold Corp
Map Prep: J. Laravie, greatbasingis.com, 6 July 2018
Projection: UTM NAD 1927, Zone 13, meters
DCM

Datamine Copper King Exploration Model

Datamine completed a comprehensive drill hole analysis of the Copper King gold-copper-silver-zinc deposit

- The Datamine study importantly includes all the potential economic metals, not just gold and copper as previously modeled (see next slide)
- The study also provides indications for locations of additional potential discovery
- Deposit is potentially open to the **southeast** and **southwest**
- 2020 Copper King exploration programs being designed based upon Datamine study


DATAMINE
W ← → E
Copper King Deposit - Gold Mineralisation
Au Isoshells (West to East)
Facing North
Projection Azimuth: 0
Prepared for US Gold
Scale 1" = 50.0'
Date: 01/15/19
Prepared by Datamine Software
Facing North
Au Mineralisation
Au >= 0.500 ppm (0.015 oz/t or 0.00005%)
Au >= 0.250 ppm (0.007 oz/t or 0.000025%)
Au >= 0.100 ppm (0.003 oz/t or 0.00001%)

Datamine Copper King Exploration Model


Copper King Deposit - Gold Mineralisation
Au Isoshells (West to East)
Facing North
Projection Azimuth: 0
Prepared for US Gold
Scale 1" = 50.0'
Date: 01/15/19
Prepared by Datamine Software
W E
Gold Isoshell
Facing North


Copper King Deposit - Copper Mineralisation
Cu Isoshells (West to East)
Facing North
Projection Azimuth: 0
Prepared for US Gold
Scale 1" = 50.0'
Date: 01/15/19
Prepared by Datamine Software
W E
Copper Isoshell
Facing North


Copper King Deposit - Zinc Mineralisation
Zn Isoshells (West to East)
Facing North
Projection Azimuth: 0
Prepared for US Gold
Scale 1" = 50.0'
Date: 01/15/19
Prepared by Datamine Software
W E
Zinc Isoshell
Facing North


Copper King Deposit - Silver Mineralisation
Ag Isoshells (West to East)
Facing North
Projection Azimuth: 0
Prepared for US Gold
Scale 1" = 50.0'
Date: 01/15/19
Prepared by Datamine Software
W E
Silver Isoshell
Facing North

Copper King 2020 Exploration Plans

Datamine Exploration Model Shows Deposit Potentially Open to SE & SW

- Datamine gold isoshell shows deposit **cuts off in higher grade gold** mineralization to the SE
- The deposit also has the potential to extend further to the SW (as exhibited by 2017 & 2018 drilling)
- 2020 exploration programs currently being designed
- Primary focus in 2020 will be **to expand resource and advance to the PFS level**



N
Copper King Deposit - Gold Mineralisation
Plan View of Au Isoshells
Plan View (Looking Down)
Projection Azimuth: 0
Prepared for US Gold
Scale 1" = 50.0'
Date: 01/15/19
Prepared by Datamine Software

Au Mineralisation	
(pink)	Au >= 0.500 ppm (0.015 oz/t or 0.00005%)
(yellow)	Au >= 0.250 ppm (0.007 oz/t or 0.000025%)
(blue)	Au >= 0.100 ppm (0.003 oz/t or 0.00001%)

- After Datamine analysis, the team now believe the future deposit will be more **"banana" shaped** than the existing oval known resource

Nevada Exploration Overview

Discovering the next gold districts on the Cortez and Carlin Trends in Nevada

U.S. GOLD CORP

Nevada Projects Location

Nevada – renowned gold mining jurisdiction

- Produced ~5.6 M oz of gold produced in 2017 - approx. **75% of U.S. gold production**[1]
- The **5th largest** gold producing "country" in the world
- Historically, Nevada has produced > 225M oz of gold
- **"Elephant country"**: numerous > 20M oz gold deposits
- Pro-mining environment, **geopolitical stability**, major infrastructure
- Nevada hosts multiple prolific gold trends, including the **Carlin and Cortez Trends**, on which USAU projects are located



Sulfur-Lovelock – Austin Trend
Carlin Trend
Independence – Eureka Trend
Twin Creeks
Jerritt Canyon
Turquoise
Midas
Getchell
Hycroft
Meikle
Lone Tree
Betze-Post
West Leeville
Carlin
Florida Canyon
Marigold
Gold Quarry
MAGGIE CREEK
McCoy /Cove
Phoenix
Pinion
Pipeline
Cortez Hills
Goldrush
Cortez
Bald Mountain
KEYSTONE
RENO
GOLD BAR NORTH
Rabbit Creek Trend
Ruby Hill Mine
Comstock
Denton-Rawhide
Northumberland
Taylor
Borealis
Round Mountain
Battle Mtn – Eureka / Cortez Trend
N
Goldfield
0 50 miles
0 80 Km
Bullfrog
Sterling
LAS VEGAS
U.S. Gold Corp. Projects
Major gold mines and deposits
Major Nevada Gold Trends

1 Nevada Division of Minerals, http://minerals.nv.gov/Programs/Mining/Mining/

Keystone Project Location

The Cortez Trend – prolific gold mining belt

- The Cortez Trend is one of the **world's most productive trends** - producing ~ 1M oz of gold per year
- The trend hosts numerous **world class deposits**[2]:
  Barrick's Pipeline: ~21+ M oz gold
  Barrick's Cortez Hills: ~15+ M oz gold
  Barrick's Goldrush: ~10+ M oz gold
- Significant discoveries still being made on the Cortez Trend, e.g. Barrick's Fourmile Project
- The NNW-trending **Sr .706 line** likely represents a major crustal suture favorable for development of gold-bearing hydrothermal systems and deposits
- **Keystone** exhibits **many similarities** to Barrick's deposits to the north - similar **host rock, stratigraphy** and **intrusive-centered, dome**

2 The presence of gold resources on properties in close proximity is not necessarily indicative of the gold mineralization on the Keystone property



Barrick's Mines
Tenabo
east boundary Cortez Trend
Pipeline
South Pipeline
Gold Acres
Windmill
Cortez
Cortez Hills
Pediment
Buckhorn
Horse Canyon
Red Hill
Gold Rush
ET Blue
Ordovician Margin
Devonian Margin
Silurian Margin
basin
shelf
west boundary Cortez Trend
Sr 706 line
Toiyabe
Keystone Project Area
Rooster
Tonkin
N
W
E
S
Gold Bar North Project Area
Keystone and Gold Bar North Projects on the Cortez Trend (Battle Mtn-Eureka Trend)
0 scale in miles 6
0 scale in km 10
DCM 9-27-17
Gold Stone
Cabin Creek
Gold Ridge
Gold Pick
Gold Bar

Barrick's Pipeline & Cortez mines to Keystone



Gold Bar discovered 1984 (mined 1987-92)
Gold Bar North Prospect
Grass Valley
Gold Bar satellite deposits (mined 1991-97) Current McEwen mines
U.S. Gold Corp. Keystone Project
Toyabe Mine (mined 1987-1991)
Eureka Co.
Lander Co.
ET Blue deposit discovered 2007
Fourmile deposit discovered 2016
Pediment (mined 2000s)
Goldrush-Red Hill deposits discovered 2011
Horse Canyon (mined 1980s)
Cortez Hills discovered 2002 (current mine)
Buckhorn (mined 1980s)
Cortez (mined 1980s)
Pipeline discovered 1991 (current mine)

Cortez Mine has P&P reserves ~ 9M oz of gold; annual production ~1M oz

VIEW LOOKING SOUTH (APPROX.)
approx. 10 miles from Keystone to Cortez

Keystone Project Overview

Targeting the next substantial gold district on the Cortez Trend

- Consolidated an entire district on the **Cortez Trend,** NV - **20 square miles, 100% controlled** by U.S. Gold Corp.
- **Never previously consolidated** nor systematically explored by model-driven, modern-day exploration techniques
- Hosts many of the same characteristics of the major mines on the Cortez district:
  - Tertiary **intrusive-centered, domed** carbonate window
  - Geochemistry indicates a **very large epithermal system** is present
  - The **host rocks** at Keystone are very similar in **character** and **thickness** to the **Pipeline & Cortez Hills** deposits to the north of the trend
- The extent and **severity of the alteration** and the **thickness of permissive rock** packages encountered, highlight the potential of this district scale mineral system
- Systematic exploration from 2016-2019 has primed Keystone for discovery



December 2017
Keystone Project
claims boundary
N
W
E
S
North Cross
Target area
East-flank
Target area
Sophia
Target area
Potato
Canyon
Target area
T24N
R48 ½ E
T23 ½ N
R49E
T24N, R48E
T23N, R48E
T23N, R49E
Copyright (C) 2009 MyTopo, 2006-2015 TomTom
SCALE 1:48000
Miles
Kilometers
KEYSTONE
PROJECT 2017

Cross-sectional schematic of Keystone

Exploring a significant intrusive-centered, domed, gold district on the Cortez Trend

Intrusives: the "mechanism(s)" that drove the system(s).



Dacite Vitrophyre
Andesite
Rhy Tuff
Lacustrine
Margin Breccia
Peg
Gund Diorite
Mud
Springs
Monz
Rhy
Upper Plate
Upper Plate
Diorite
Q Monz
Q Dacite
Walti Pluton
Lower Plate
Lower Plate
Dacite Dikes
T. Chapin 2017
SE
Keystone Dome
NW

Figure: Schematic sketch of the volcanic complex underlying the Keystone Project. The Paleozoic sediments are intruded by a complex of intrusions ranging from diorite to quartz rhyolite. Each intrusion has a set of daughter dikes and extrusive facies. The hypabyssal rhyolite creates a quartz rich rhyolite tuff that overlies the Upper Plate on both sides of the dome. The Walti Pluton is Quartz Monzonite and forms a skarn. The Mud Springs Monzonite forms dacite dikes and a thick sequence of dacite vitrophyre. Likewise, the Gund Diorite forms both andesite dikes and some andesite flows. Calcite outcrops and quartzite meta breccia outcrops overlie and flank three sides of the Mud Springs Pluton suggesting that the pluton is overlain by a crater lake.

Keystone Exploration 2016 - 2017

Systematic, district-wide exploration begins at Keystone

- **Consolidated the entire district** for the first time in history
- Initiated **model-driven, modern day-exploration** programs: digital data organization & map representation and mapping geology of the entire district
- Completed **district-wide gravity survey** in 2016 ahead of initial 2016 drilling program - identified a strong NNW-trending structural zone (see gravity map below)
- U.S. Gold Corp. completed a scout drilling program late in 2016 - targeting stratigraphic, lithologic and deposit model information (up to 1800 feet deep)
- All holes intersected **thick intervals of permissive host rocks**, including Devonian Horse Canyon, Wenban limestone Formations, and also Roberts Mtn Formation
- Extensive surface geochemistry, **further refined targets** with: stream sediment, altered cobble, rock and soil sampling


JULY-2015
SEPT-2015
NOV-2015
SEPT-2017

Succeeding where others have failed: U.S. Gold Corp. consolidated the entire Keystone District for the first time in history (from 2015-2017)


INT?

Keystone Residual Gravity with interpretation

Keystone 2017 Drilling Stratigraphy

Strong similarities to sizeable deposits at the north of the Cortez Trend

Figure 1-Stratigraphy of the Cortez area (after Creel and Bradley, 2013)



Tertiary/Quaternary undifferentiated sediments and volcanic rocks
Horse Canyon Formation – calcareous thinly laminated siltstone and rhythmically interbedded calcareous siltstone/siliceous mudstone
Basal debris flow horizon
Wenban Formation
Units 5 - 8: thinly laminated micrite to silty limestone with interbedded debris flow horizons and turbidites
Abundant debris flows
Units 2 - 4: micrite with abundant debris-flow intervals
Intrusions of unknown age
Unit 1: basal debris flow horizon
Roberts Mountains Formation
Thinly laminated calcareous siltstone w/interbedded calcarenite, increasingly dolomitic towards base of the formation
Hanson Creek Formation
Upper and lower massive dolomite separated by middle bioturbated lime mudstone
Eureka Quartzite
Devonian
Silurian
Ordovician



KEYSTONE STRATIGRAPHIC SECTION
known ore-host horizons in the Cortez-Pipeline area
FALL 2017 DRILL HOLES with anomalous gold zones
Tv
Dsl
Ov
Early Mississippian
Roberts Mtns thrust
Dhc
generally silicified at base
unit 8 (100ft)
unit 7 (60ft)
unit 6 (200ft)
unit 5 (200ft)
unit 4 (150ft)
unit 3(320ft)
units 1&2(30ft)
Dsrm
hornfels and marble
Tgd
DEVONIAN HOST ROCKS
Upper Plate Slaven and Valmy Formations
Devonian Horse Canyon Fm (Dhc)
Calcareous, thinly laminated siltstone and alternating bands of black argillite and wacke- mudstone
Devonian Wenban Formation (Dw)
Units 5-8: thinly laminated micrite to sility limestone with interbedded debris flows and turbidites
Units 3 &4: bioturbated micrite
Units 1&2: platey silty limestone and biopackstone
Devonian/Silurian Roberts Mountains Fm
Thinly laminated calcareous siltstone with interbedded calcarenite locally marbleized and hornfelsed in proximity to the 34.1+/- mya Walti Pluton
Key17-04rc (vert)
Key17-05rc (vert)
Key17-06rc (vert)
Key17-07rc (-70N)
Key17-08rc
Key17-09rc (vert)
Key17-10rc (vert)
breccia
Dhc breccia pipe
thick upper plate
Ti
1860ft
1790ft
1920ft
1880ft
1580ft
1710ft
2120ft
U.S. GOLD CORP
KEYSTONE STRATIGRAPHIC SECTION AND FALL 2017 DRILLING & MINERALIZATION REPRESENTATION
DCM 2-24-18

Keystone Exploration 2018

Early stage, systematic exploration complete – primed for discovery

- 2018 drilling, comprised of a total of fifteen holes, and was conducted in two phases - totalling 25,310 feet (7,714 m)
  - Phase 1: provided "scout" drill tests within several broad new target areas (limited by permitting constraints)
  - Phase 2: provided a first test to several drill targets in areas previously inaccessible
- Finalized Environmental Assessment (EA) and Plan of Operations (POO) in Q3, 2018 – **no drilling restrictions in 2019**
- **Numerous holes** intersected significant gold assay intervals
- Drilling at Keystone continues to show that all of the **right ingredients** are present for big, **Carlin-type, gold deposits**.
- Finding the **right structure** and **feeder zones** that would host these styles of big deposits is now the **focus of our 2019 program**


KEYSTONE PROJECT AND EA/POO AREA
N
W
E
S
PROJECT AREA AND EA/POO BOUNDARY
North Cross Target area
Key18-15rc
Key18-08rc
Key18-10&11rc
Key18-14rc
Tip-Top Target area
Greenstone Gulch Target area
Key18-13rc
Key18-04rc
Key18-06rc
EA/POO BOUNDARY
Key18-12rc
T24N R48 ½ E
East-flank Target area
Key18-09rc
(18-07rc)
(18-06rc)
Key18-03rc
T24N, R48E
T23N, R48E
T23 ½ N R49E
T23N, R49E
Sophia Target area
EA/POO BOUNDARY
Key18-01rc
Potato Canyon Target area and NOI
Key18-02rc
EA/POO Boundary
PROJECT AREA BOUNDARY
Gold Bar North Project
SCALE 1:48000
Miles
Kilometers
US Gold Corp. Keystone Project
Keystone Plan of Operations area
and 2016, 2017 & 2018 drill holes
2016 & 2017 holes drilled, completed, previously reported
Holes drilled in 2018 (Key18-01 thru Key18-15)
DCM 02-28-19

Keystone Exploration 2019

Targeted Drilling in 2019 – vectoring into discovery success

- 2019 targeted drilling of 7 holes
  - ➢ High priority targets to follow up on 2018 results
  - ➢ Provided a first test to several drill targets in areas previously inaccessible

- **2019 Drilling**
  - Drilled 1 core hole to follow up on KEY18-09rc
  - Drilled 6 reverse circulation holes
  - Focusing on:
    - Sophia Target Area
    - Tip-Top Target Area
    - Nina Skarn Target Area
  - Nina Skarn hole KEY 19-05rc encountered thickest gold intervals to date at Keystone

- High priority targets continue to show that all of the **right ingredients** are present for big, **Carlin-type, gold deposits**.


KEYSTONE PROJECT AND EA/POO AREA
N
W
E
S
PROJECT AREA AND EA/POO BOUNDARY
North Cross Target area
Greenstone Gulch Target area
Tip Top Target area
Multiple East-flank Target area
Sophia Target area
Potato Canyon Target area and NOI
EA/POO BOUNDARY
EA/POO Boundary
PROJECT AREA BOUNDARY
Gold Bar North Project
T24N, R48E
T23N, R48E
T24N R48 ½ E
T23 ½ N R49E
T23N, R49E
PH-1
PH-2
PH-3
PH-4
PH-5
PH-6
PH-7
PH-8
PH-9
PH-10
PH-11
PH-12
PH-13
PH-14
Key18-15rc
Key16-05c
Key17-05rc
Key16-02c
Key18-14rc
Key18-13rc
Key18-12rc
Key16-04c
Key18-01rc
Key18-02rc
Key17-10rc
Key18-03rc
Copyright (C) 2009 MyTopo, 2006-2015 TomTom
SCALE 1:48000
Miles
Kilometers
2016, 2017 & 2018 holes drilled, completed, reported
Proposed 2019 Target Holes (PH-1 thru PH-14)
US Gold Corp.
Keystone Plan of Operations area and 2016, 2017 & 2018 drill holes and proposed 2019 target holes
DCM 05-21-19

Keystone 2019 Drilling Stratigraphy

- USAU 2019 Keystone Drilling program:
  - One core hole Key19-01c
  - Six reverse-circulation holes (rc)
  - Total of 13,177 feet (4,016 meters)
  - Focused on 4 target areas:
    - Sophia
    - Tip-Top
    - Sophia South
    - Nina Skarn
- All holes encountered anomalous Au and strong pathfinders
- Hole Key19-05rc was first test of Nina Skarn target area
  - Strongest, continuous Au mineralization ever encountered at Keystone to date
  - Altered upper and lower plate rocks from surface to 414.5 meters
- Results being interpreted and analyzed. 2020 exploration programs being designed to follow up on the favorable indications.



KEYSTONE STRATIGRAPHIC SECTION
Known mineralized horizons
2019 Phase One Drill Holes
Ds
Se
Ov
Tv
Lower Ov
COc
RMT
DMf
Dhc
Ti
Dw8
Dw7
Dw6
Dw5
Dw4
Dw3
Dw2, 1
SDrm
Condensed Upper Plate >1,700 ft. thick
Eocene Volcanics (Tv)
Upper Plate Slaven (Ds), Elder (Se) and Valmy (Ov)
Lower Valmy (Ov) and Comus (COc)
Calcareous sandstone, siltstone, greenstone, limestone, epiclastics
Mississippian-Devonian flysch (DMf) and Horse Canyon (Dhc)
Devonian Wenban Formation (Dw)
Units 5-8: thinly laminated micrite to silty limestone with interbedded debris flows and turbidites
Intruded by multiple Eocene intrusives, 35-34 Ma in age
Units 3-4: bioturbated micrite and packstone
Units 1-2: platy silty limestone and debris flows
Silurian-Devonian Roberts Mountains Formation (SDrm)
Key19-01c
Key19-02rc
Key19-03rc
Key19-05rc
Key19-06rc
Key19-07rc
Key19-04rc
Lower Ov-COc faulted out
COc faulted out
Skarn
1817 ft
2240 ft
2260 ft
1500 ft
1810 ft
1700 ft
1850 ft
Holes are not to scale and are not all vertical
Anomalous Gold
0 250 500 750
feet
U.S. GOLD CORP
KEYSTONE STRATIGRAPHIC SECTION AND SUMMER 2019 DRILLING & MINERALIZATION REPRESENTATION
K. Coleman 11/06/2019
After DCM

Maggie Creek


Carlin Trend
Independence – Eureka Trend
Sulfur-Lovelock – Austin Trend
Twin Creeks
Jerritt Canyon
Turquoise
Midas
Getchell
Meikle
Betze-Post
MAGGIE CREEK
Hycroft
Lone Tree
West Leeville
Carlin
Florida Canyon
Marigold
Gold
Quarry
Long Canyon
McCoy /Cove
Phoenix
Railroad
Pinion
Pipeline
Cortez Hills
Goldrush
Cortez
Bald Mountain
KEYSTONE
RENO
Rabbit Creek Trend
Ruby Hill Mine
Comstock
Denton-Rawhide
Taylor
Northumberland
Borealis
Round Mountain
Battle Mtn – Eureka / Cortez Trend
Goldfield
N
0 50 miles
0 80 Km
Bullfrog
Sterling
LAS VEGAS
Maggie Creek
Major gold mines and deposits
Major Nevada Gold Trends

- U.S. Gold Corp. acquired Orevada Metals, Inc. through a share exchange in September, 2019
  - USAU has an option to acquire the Maggie Creek claims from Renaissance Gold
  - USAU can earn up to 70% interest in the Maggie Creek project
  - USAU issued 2mm shares to the prior shareholders to acquire Orevada
  - Shareholders of USAU now include some leading mining industry executives
- U.S. Gold Corp. controls approximately three square miles of unpatented mining claims in the heart of the world famous Carlin Trend gold belt
  - Maggie Creek acquisition gives USAU its 2nd high profile NV exploration project
  - USAU now has exploration projects on both the Cortez and Carlin Trends
  - USAU is developing its 2020 Maggie Creek exploration programs

U.S. Gold Corp. peer comparison

Compelling value with considerable potential upside

Pre-tax NPV of $178.5 million versus the company's market capitalization of ~ **$13 million**



Market Cap. (US$)
160
140
120
100
80
60
40
20
0
USAS: 140M
LGD: 140M
GSV: 133M
KOR: 130M
AUG: 98M
GPY: 24M
TML: 23M
ATC: 17M
USAU: 13M
GFG: 7M
MARKET CAP COMPARISON
Comparing U.S. Gold Corp. to **explorers / developers** focused on the Americas5

[5] Source: Companies' market capitalizations as of March 20, 2020, sourced from: https://finance.yahoo.com/
Companies: Gold Standard Ventures, Corvus Gold, Americas Gold & Silver Corporation, Auryn Resources, Liberty Gold,, Treasury Metals Inc., ATAC Resources, Golden Predator Mining, U.S. Gold Corp., GFG Resources.
[5] The market capitalization of other companies is not necessarily indicative of the future performance of U.S. Gold Corp.

Directors, Management & Technical Advisory Team

Directors	
John N. Braca	Chairman
Edward M. Karr	Director
The Honorable Ryan K. Zinke	Director
Timothy M. Janke	Director
Andrew Kaplan	Director
Douglas Newby	Director

Management Team	
Edward Karr	President & CEO
David Rector	COO, Secretary
Ted Sharp	CFO
Ken Coleman	Project Geologist

Technical Advisory Team	
Tom Chapin	Senior Consulting Geologist
Jim Wright	Geophysical Advisor
Brion Theriault	Contract Geologist

CONSIDERABLE MINING, CAPITAL MARKETS, M&A AND GOVERNANCE EXPERIENCE. SERIAL ENTREPRENEURS WITH SUCCESSFUL TRACK RECORDS

RENOWNED EXPLORERS, PROLIFIC COMPANY BUILDERS WITH SUBSTANIAL EXPERIENCE OF RAISING CAPITAL

SUBSTANTIAL NEVADA & CORTEZ TREND EXPERIENCE WITH BARRICK & NEWMONT

The U.S. Gold Corp. Opportunity

Extremely tight share structure & advancing world-class assets

- **World-class portfolio**, in stable and mining friendly U.S. jurisdictions. The portfolio offers investors both potential near-term production and sizeable blue-sky exploration
- Team of **renowned explorers and proven company builders**, who have made, and financed, the discovery and development of numerous world class gold assets
- Copper King offers exposure to **compelling value**, and potential near-term production in **mining friendly Wyoming**
- Keystone and Maggie Creek offer exposure to significant potential exploration upside – entire districts on Nevada's prolific **Carlin and Cortez Trends**
- The company has a **tight share structure** (2.82M shares outstanding), with a large audience - listed on **NASDAQ**



DEVELOPMENT PACKAGE

Exciting combination of a later stage development asset and exploration blue sky potential

PROVEN TEAM

Top quality management and advisory team with pedigrees of developing renowned gold projects

U.S. COMPANY

U.S. Gold Corp. is a US based company, listed on a major US Exchange – NASDAQ, with US based properties

HIGH UPSIDE

Large growth potential for the current resource and valuation upside based on market comps

---

Contacts

Edward Karr
President & CEO
ir@usgoldcorp.gold
www.usgoldcorp.gold
+1 800 557 4550

U.S. Gold Corp.
Suite 102, Box 604
1910 E Idaho St,
Elko, NV 89801

U.S. GOLD CORP

Nasdaq : USAU